UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the
       Commission Only (as permitted by
       rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to 14a-11(c) or 14a-12


                        SUBURBAN PROPANE PARTNERS, L.P.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                                    SUBURBAN

 One Suburban Plaza o 240 Route 10 West o P.O. Box 206 o Whippany, NJ 07981-0206
                               Office 973-887-5300
                         http://www.suburbanpropane.com





MARK A. ALEXANDER
President &
Chief Executive Officer


                                 March 10, 2003




Dear Fellow Suburban Unitholder:

You are cordially invited to attend the Tri-Annual Meeting of the Limited Partners of Suburban Propane Partners, L.P. to be held on Wednesday, April 23, 2003, beginning at 9:00 a.m. at our executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey.

Whether or not you plan to attend in person, it is important that your units be represented at the meeting. You may vote on the matters that come before the meeting by completing the enclosed proxy card and returning it in the envelope provided.

Attendance at the Tri-Annual Meeting will be open to holders of record of common units as of the close of business on February 27, 2003. I look forward to greeting those of you who will be able to attend.

                                   Sincerely,



                                   Mark A. Alexander
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         SUBURBAN PROPANE PARTNERS, L.P.

                          NOTICE OF TRI-ANNUAL MEETING

                                 APRIL 23, 2003

The Tri-Annual Meeting of the Limited Partners of Suburban Propane Partners, L.P. will be held at 9:00 a.m. on Wednesday, April 23, 2003, at our executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey, for the following purposes:

1.   To elect three Elected Supervisors;

2.   To consider any other matters that may properly come before the meeting.

Only holders of record of common units as of the close of business on February 27, 2003 are entitled to notice of, and to vote at, the meeting.

                                        By Order of the Board of Supervisors,



                                        Janice G. Meola
                                        SECRETARY & GENERAL COUNSEL


March 10, 2003



                                    IMPORTANT

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                         SUBURBAN PROPANE PARTNERS, L.P.
                               ONE SUBURBAN PLAZA
                                240 ROUTE 10 WEST
                         WHIPPANY, NEW JERSEY 07981-0206

                                 PROXY STATEMENT

This Proxy Statement (first mailed, together with a form of proxy, on or about March 10, 2003) is being furnished to holders ("unitholders") of common units ("units") in connection with the solicitation of proxies by the Board of Supervisors (the "Board") of Suburban Propane Partners, L.P. ("Suburban" or "we") for use at Suburban's Tri-Annual Meeting of Limited Partners and any postponements or adjournments (the "Meeting").

WHAT IS THE BOARD'S PROPOSAL?
     To elect three Elected Supervisors.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSAL?
     The  Board  recommends  a  vote  FOR  each  of  its  nominees  for  Elected
     Supervisor.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?
     The Board does not know of any business to be considered at the Meeting other than the proposal described in this Proxy Statement. However, if any other business is properly presented, your signed proxy card gives authority to the persons named in the proxy to vote on these matters at their discretion.

WHO IS ENTITLED TO VOTE?
     Each unitholder as of the close of business on the record date, February 27, 2003, is entitled to vote at the Meeting.

HOW MANY UNITS MAY BE VOTED?
     As of the record date, 24,631,287 units were outstanding. Each unit entitles its holder to one vote, subject to the exception described in the next sentence. A unitholder holding more than 20% of the total number of units outstanding may not vote any units in excess of those representing 20%, and, as used in this proxy statement, the term "outstanding" excludes such excess units. The Board is not aware of any such holder as of the Record Date.

WHAT IS A "QUORUM"?
     A quorum is a majority of the outstanding units represented in person or by proxy at the Meeting. There must be a quorum for the Meeting to be held. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?
     The affirmative vote of holders of a plurality of the outstanding units is required to elect each Elected Supervisor.

HOW DO I VOTE?
     You may vote by any one of three different methods:
     (a) In Writing. You can vote by marking, signing and dating the enclosed proxy card and returning it in the enclosed envelope. If you return your signed proxy card but do not give instructions as to how you wish to vote, your units will be voted FOR the proposal.

     (b) By Telephone. You can vote your proxies by touchtone telephone from the U.S. using the toll-free telephone number on the proxy card.
     (c)  In Person. You can vote by attending the Meeting.

     Units represented by properly executed proxies that are not revoked will be voted in accordance with the instructions shown on the proxy card. You have the right to revoke your proxy at any time before the meeting by:

     (a)  Notifying our Corporate Secretary;
     (b)  Voting in person; or
     (c)  Returning a later-dated proxy card.

     Attendance at the Meeting will not, in and of itself, revoke your proxy.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
     If your units are registered differently and/or are in more than one account, you will receive more than one proxy card. Please mark, sign, date and return all of the proxy cards you receive to ensure that all of your units are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Equiserve Trust Company, N.A., at (800) 756-8200 or (201) 324-0313. The hearing impaired may contact Equiserve at TDD (800) 952-9245.

WHAT DO I DO IF MY UNITS ARE HELD IN "STREET NAME"?
     If your units are held in the name of your broker, a bank, or other nominee, that party will give you instructions about how to vote your units.

WHO WILL COUNT THE VOTE?
     Representatives of Equiserve Trust Company, N.A., our transfer agent and an independent tabulator, will count the votes and act as the inspector of election.

WHERE AND WHEN WILL I BE ABLE TO FIND OUT THE RESULTS OF VOTING?
     In addition to announcing the results at the Meeting, we will post the results on our web site at WWW.SUBURBANPROPANE.COM within two days after the Meeting. You will also be able to find the results in our Form 10-Q for the third quarter of fiscal 2003, which we will file with the SEC in August 2003.

WHO IS BEARING THE COST OF THIS PROXY SOLICITATION?
     Georgeson Shareholder Communications Inc. was hired to assist in the distribution of proxy materials and the solicitation of votes and will be paid a customary fee plus reasonable out-of-pocket expenses. We are bearing the cost of soliciting proxies for the Meeting. In addition to using the mail, supervisors, officers and employees may solicit proxies by telephone, personal interview or otherwise. They will not receive additional compensation for this activity, but may be reimbursed for their reasonable out of pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to unitholders.

WILL THE INDEPENDENT ACCOUNTANTS ATTEND THE MEETING?
     Representatives of PricewaterhouseCoopers LLP, our independent accountants for the fiscal year ended September 28, 2002, will attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

WHEN ARE THE UNITHOLDER PROPOSALS FOR THE 2006 TRI-ANNUAL MEETING DUE?
     We presently expect that our next Tri-Annual Meeting will be held in April of 2006 (the "2006 Tri-Annual Meeting"). The deadline for the submission of unitholder proposals for inclusion in the proxy materials relating to that meeting will be October 31, 2005. Unitholders who intend to present a proposal at the 2006 Tri-Annual meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal to us no later than January 17, 2006. If the date of the 2006 Tri-Annual Meeting is changed to a different month, we will advise our unitholders of the new date for the submission of unitholder proposals in one of our periodic filings with the SEC.

HOW CAN I OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K?
     We will provide an additional copy of our 2002 Annual Report on Form 10-K, including the financial statements and financial statement schedules filed therewith, upon written request to the Corporate Secretary, Suburban Propane Partners, L.P., One Suburban Plaza, 240 Route 10 West, P.O. Box 206, Whippany, New Jersey 07981-0206 without charge. We will furnish a requesting unitholder with any exhibit not contained therein upon payment of a reasonable fee.

                             ELECTION OF SUPERVISORS
                       (PROPOSAL NO. 1 ON THE PROXY CARD)

Unitholders are entitled to elect three members of the Board (the "Elected Supervisors"). The nominees for Elected Supervisors, all of whom are currently serving as Elected Supervisors, are described below. If elected, all nominees are expected to serve until the 2006 Tri-Annual Meeting and until their successors are duly elected. Although the Board does not anticipate that any of the persons named below will be unable to stand for election, if for any reason a nominee becomes unavailable for election, the persons named in the form of proxy have advised that they will vote for such substitute nominee as the Board may propose.

                  NOMINEES FOR ELECTION AS ELECTED SUPERVISORS
                  -- TO SERVE UNTIL THE 2006 TRI-ANNUAL MEETING

JOHN HOYT STOOKEY                                                      Age 73
Mr. Stookey has served as an Elected Supervisor and Chairman of the Board of Supervisors since March 1996. From 1986 until September 1993, he was the Chairman, President and Chief Executive Officer of Quantum Chemical Corporation ("Quantum") and served as non-executive Chairman and a Director of Quantum from its acquisition by Hanson PLC in September 1993 until October 1995. Mr. Stookey also is a Director of United States Trust Company of New York and Graphic Packaging, Inc.

HAROLD R. LOGAN, JR.                                                   Age 58
Mr. Logan has served as an Elected Supervisor since March 1996. He is a Director and Chairman of the Finance Committee of the Board of Directors of TransMontaigne Inc., which provides logistical services (i.e. pipeline, terminaling, and marketing) to producers and end-users of refined petroleum products. From 1995 to 2002, Mr. Logan was Executive Vice President/Finance, Treasurer, and a Director of TransMontaigne Inc. From 1987 to 1995, Mr. Logan served as Senior Vice President of Finance and a Director of Associated Natural Gas Corporation, an independent gatherer and marketer of natural gas, natural gas liquids, and crude oil. Mr. Logan also is a Director of The Houston
Exploration Company, Graphic Packaging Corporation, and Rivington Capital Advisors, LLC.

DUDLEY C. MECUM                                                        Age 68
Mr. Mecum has served as an Elected Supervisor since June 1996. He has been a Managing Director of Capricorn Holdings, LLC (a sponsor of and investor in leveraged buyouts) since June 1997. Mr. Mecum was a partner of G.L. Ohrstrom & Co. (a sponsor of and investor in leveraged buyouts) from 1989 to June 1996. Mr. Mecum also is a Director of Lyondell Chemical Co., Dyncorp, CitiGroup, Inc., CCC Information Systems Inc. and Mrs. Fields Holding Company, Inc.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES.

                    OTHER MEMBERS OF THE BOARD OF SUPERVISORS

In addition to the Elected Supervisors, the Board consists of two supervisors (the "Appointed Supervisors") appointed by our general partner, Suburban Energy Services Group LLC (the "General Partner") and a Supervisor Emeritus.

MARK A. ALEXANDER                                                      Age 44
Mr. Alexander has served as President and Chief Executive Officer since October 1996 and as an Appointed Supervisor since March 1996. He was Executive Vice Chairman and Chief Executive Officer from March 1996 through October 1996. From 1989 until joining Suburban, Mr. Alexander was an officer of Hanson Industries (the United States management division of Hanson PLC), most recently Senior Vice

President - Corporate Development. Mr. Alexander serves as Chairman of the Board of Managers of the General Partner. He is a member of the Executive Committee of the National Propane Gas Association and Chairman of the Research and Development Advisory Committee of the Propane Education and Research Council.

MICHAEL J. DUNN, JR.                                                   Age 53
Mr. Dunn has served as Senior Vice President since June 1998 and became Senior Vice President - Corporate Development in November 2002. Mr. Dunn has served as an Appointed Supervisor since July 1998. He was Vice President - Procurement and Logistics from March 1997 until June 1998. From 1983 until joining Suburban, Mr. Dunn was Vice President of Commodity Trading for the investment banking firm of Goldman Sachs & Company. Mr. Dunn serves on the Board of Managers of the General Partner.

MARK J. ANTON                                                          Age 77
Mr. Anton has served as Supervisor Emeritus of the Board of Supervisors since January 1999. He is a former President, Chief Executive Officer and Chairman of the Board of Directors of Suburban Propane Gas Corporation, a predecessor of Suburban, and a former Executive Vice President of Quantum.

                             PARTNERSHIP GOVERNANCE

Our partnership agreement provides that all management powers over our business and affairs are exclusively vested in the Board and, subject to the direction of the Board, our officers. Neither the General Partner nor any unitholder has any management power over our business and affairs or actual or apparent authority to enter into contracts on behalf of, or to otherwise bind, us. The members of the General Partner are our executives and key employees. The Board has two standing committees: an Audit Committee and a Compensation Committee.

AUDIT  COMMITTEE
The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to Suburban's financial statements and other financial information; compliance with applicable laws, regulations and our code of conduct; independence and qualifications of the independent auditor; management's establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. It is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of Suburban and may retain outside counsel, auditors or other experts to assist it. In addition, the Audit Committee has the authority to review, at the Board's request, specific matters as to which the Board believes there may be a conflict of interest in order to determine if the resolution of such conflict proposed by the Board is fair and reasonable to the unitholders. Under our partnership agreement, any matters approved by the Audit Committee will be conclusively deemed to be fair and reasonable to us and our unitholders, approved by all of our partners and not a breach by the General Partner or the Board of any duties they may owe us or our unitholders. Our Board has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A. The Audit Committee Charter is reviewed periodically to ensure that is meets all applicable legal and New York Stock Exchange listing requirements.

The Audit Committee is comprised of the three supervisors who are not officers or employees of Suburban or its subsidiaries. In the opinion of the Board, and as "independent" currently is defined by the Securities and Exchange Commission and under the listing standards of the New York Stock Exchange, these supervisors are independent of management and free of any relationship that would interfere with their exercise of independent judgement as members of this committee. As interpreted in the Board's business judgment, each member of the Audit Committee is financially literate and one or more members of the Audit Committee possess accounting or related financial management expertise. The Board will continue to review the qualifications of the members of the Audit

Committee in light of the evolving requirements of the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission regulations and the New York Stock Exchange listing requirements. The committee met 4 times during fiscal 2000, 4 times during fiscal 2001 and 5 times during fiscal 2002. Its members are Messrs. Stookey, Mecum and Logan, who serves as its Chair.

COMPENSATION COMMITTEE
The Compensation Committee reviews the performance and sets the compensation for all executives. It also approves the design of executive compensation programs. In addition, the Compensation Committee participates in executive succession planning and management development. The committee met 1 time during fiscal 2000, 1 time in fiscal 2001, and 1 time in fiscal 2002. Its members are Messrs. Logan and Stookey, who serves as its Chair, neither of whom are officers or employees of Suburban.

ATTENDANCE AT MEETINGS
The Board held 6 meetings in fiscal 2000, 7 meetings in fiscal 2001 and 9 meetings in fiscal 2002. Each Supervisor, other than Mr. Anton, attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which such Supervisor served. Mr. Anton, a non-voting member of the Board, attended at least 75% of the total number of meetings of the Board in fiscal 2000 and fiscal 2002 but not in fiscal 2001.

SUPERVISORS' REMUNERATION
Appointed Supervisors receive no remuneration for serving on the Board. Mr. Stookey receives annual compensation of $75,000 for his services as Chairman of the Board. Mr. Logan and Mr. Mecum, the other Elected Supervisors, receive annual compensation of $50,000. Mr. Anton, the Supervisor Emeritus, receives annual compensation of $15,000. All Elected Supervisors and the Supervisor Emeritus receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board and Board committees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of our units to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common units. Officers, directors unitholders holding more than 10 percent are required by SEC regulations to furnish Suburban with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, all forms were filed timely in fiscal years 2000, 2001, and 2002.


                          REPORT OF THE AUDIT COMMITTEE

In accordance with the provisions of its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the financial reporting processes. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. PricewaterhouseCoopers LLP, our independent auditors, are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with

PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of our financial reporting process and controls.

The Audit Committee discussed with our internal auditor and PricewaterhouseCoopers LLP the overall scope and plans for their respective audits. It also meets regularly with the internal auditors and PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations, the evaluations of our internal accounting and disclosure controls, and the overall quality of our accounting principles.

Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP its independence from Suburban and its management. These discussions included the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and whether the provision of the non-audit related services included below under "Audit and Non-Audit Fees of Accountants" is compatible with maintaining their independence.

In performing all of these functions, the Audit Committee acts only in an oversight role and necessarily relies on the work and assurances of management and PricewaterhouseCoopers LLP, which, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles. In reliance on the reviews and discussions set forth in this report and in light of its roles and responsibilities, the Audit Committee recommended to the Board, and the Board approved, the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 28, 2002, which were filed with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF SUPERVISORS.

                                              Harold R. Logan, Jr., Chairman
                                              John Hoyt Stookey
                                              Dudley C. Mecum

AUDIT AND NON-AUDIT FEES OF ACCOUNTANTS
The following table sets forth the aggregate fees billed to us for fiscal years 2002, 2001, and 2002 by PricewaterhouseCoopers LLP, our independent auditors.

                                         FISCAL 2000   FISCAL 2001   FISCAL 2002
                                         ---------------------------------------
     AUDIT FEES   (INCLUDING AUDIT
     OF THE ANNUAL FINANCIAL
     STATEMENTS AND REVIEWS OF THE
     QUARTERLY FINANCIAL STATEMENTS)      $342,800      $410,000      $433,900

     OTHER AUDIT RELATED FEES,
     INCLUDING REGISTRATION
     STATEMENTS, ACQUISITION
     SUPPORT & STATUTORY AUDITS            170,000        11,300        12,000

     TAX-RELATED SERVICES                  502,300       641,300       772,600

     FINANCIAL INFORMATION SYSTEM
     DESIGN AND IMPLEMENTATION               -0-           -0-           -0-

     TOTAL OF ALL OTHER FEES               305,000       746,100       179,900

                      REPORT OF THE COMPENSATION COMMITTEE

EXECUTIVE COMPENSATION PRINCIPLES
The Compensation Committee has adopted the following principles for the compensation of executive management:

o Ensure that total executive compensation promotes the alignment between the interests of the executives, our unitholders and our customers.
o Ensure that executive compensation motivates to sustain high-levels of performance and growth of the business.
o    Attract and retain top executive talent.
o Emphasize performance-based compensation that balances rewards for short-term and long-term financial results.

COMPENSATION METHOD

Suburban strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. The Compensation Committee reviews base salaries, short-term and long-term incentives as total compensation for each executive on an annual basis. To ensure competitiveness, the Committee targets the median range of a comparison group of companies consisting of other publicly traded master limited partnerships. These companies exhibit leadership in performance characteristics such as distribution payment levels, controllable profit, and earnings before interest, taxes, depreciation and amortization ("EBITDA") over sustained periods as benchmarks for Suburban's compensation standards. The Compensation Committee also engaged Segal/Sibson Consulting during 2002 to review and make recommendations concerning executive compensation at Suburban. This report incorporates those findings and recommendations of the study that the Compensation Committee adopted.

COMPONENTS OF EXECUTIVE COMPENSATION

o BASE SALARY: Annual base salary is designed to compensate executives for their level of responsibility and sustained individual performance. The Compensation Committee approves in advance all salary increases for executive officers. Increases in base pay are determined by Suburban's performance as well as individual performance. Performance reviews are conducted on each executive on an annual basis. Base salary is targeted at the median of the comparison group of companies.

o ANNUAL BONUS COMPENSATION: Annual bonus compensation is provided in order to promote the achievement of Suburban's business objectives. Target annual bonuses are established as a percent of each executive's base salary. Measurements to earn a bonus are based on meeting or exceeding budgeted EBITDA and the growth of Suburban's customer base. The Compensation Committee may adjust the weightings of these measurements for unusual circumstances. Annual bonus compensation is targeted at the median range of the comparison group of companies.

o LONG-TERM INCENTIVE COMPENSATION: Suburban adopted a new long-term incentive plan with an effective October 1, 2002. This plan will replace the existing Long-Term Incentive Program established in 1996. Target awards will be established for each executive that is based on a percentage of their annual bonus plan target. The measurement period to earn the award will be a 3-year performance cycle that will measure Total Return to Suburban's unitholders (TRU). The TRU will be compared to a group of eleven other MLPs selected by the Compensation Committee. The quartile ranking of Suburban as compared to the other MLPs will determine the amount of the award. Emphasis will be placed on the growth of unit price and distributions. Duration of this plan will be 10 years.

o SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN: The Supplemental Executive Retirement Plan is a non-qualified, unfunded plan, designed to provide certain senior executives of the Partnership with additional retirement benefits. Benefits under the plan are calculated without regard to statutory maximums to replace benefit opportunities lost due to regulatory limits.

o BENEFITS: A different purpose is served by the benefits offered to key executives than the other elements of total compensation. In general, they provide a safety net of protection against financial catastrophes that can result from illness, disability or death. The benefits offered to key executives are largely those that are offered to the general employee population, with some variation, primarily to promote tax efficiency and to replace benefit opportunities lost due to regulatory limits.

CHIEF EXECUTIVE OFFICER'S COMPENSATION
The compensation of Mr. Alexander is based upon an Employment Agreement with him which became effective March 5, 1996, and which was amended on October 23, 1997 and April 14, 1999. The members of the Compensation Committee meet annually, in private, to review Mr. Alexander's compensation. As part of the Segal/Sibson study conducted in fiscal 2002, Mr. Alexander's total compensation was reviewed for competitiveness. Based upon the Segal/Sibson study coupled with Suburban's latest performance and financial results, the Compensation Committee determined that Mr. Alexander's compensation for fiscal 2002 remained consistent with our Executive Compensation Principles and should be maintained for fiscal 2003.

Mr. Alexander participates in the same programs and receives incentive compensation based on the same factors as the other executive officers. Overall, his compensation reflects a high degree of policy and decision-making authority with respect to the strategic direction and growth of the Partnership. Mr. Alexander's base salary for fiscal 2002 was $450,000 and he received a bonus of 35% of his base salary.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE COMPENSATION COMMITTEE OF THE BOARD OF SUPERVISORS.


                                              John Hoyt Stookey, Chairman
                                              Harold R. Logan, Jr.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE
The following table sets forth a summary of all compensation awarded or paid to or earned by the chief executive officer and the four other most highly compensated executive officers of Suburban for services rendered in each of the last three fiscal years.

                                                              ANNUAL COMPENSATION
                                                           ------------------------
                                                                                                          ALL
                                                                                         LTIP            OTHER
NAME AND PRINCIPAL POSITION                         YEAR   SALARY ($)   BONUS(1)($)   PAYOUT ($)   COMPENSATION(2)($)
---------------------------                         ----   ----------   -----------   ----------   ------------------
Mark A. Alexander ...............................   2002     450,000       157,500       25,382              158,513
President and Chief Executive Officer ...........   2001     450,000       450,000        7,141              166,371
                                                    2000     400,000       304,000         --                128,548

Michael J. Dunn, Jr .............................   2002     275,000        81,813       12,135               85,956
Sr. Vice President - Corporate Development ......   2001     260,000       221,000        3,414               89,321
                                                    2000     235,000       151,810         --                 67,324

David R. Eastin .................................   2002     260,000        77,350        2,018               81,984
Senior Vice President and Chief Operating Officer   2001     240,000       204,000         --                 84,362
                                                    2000     190,000       108,300         --                 48,591

Robert M. Plante ................................   2002     175,000        45,625        3,807               32,938
Vice President - Finance ........................   2001     150,000        75,000        1,071               35,169
                                                    2000     132,500        50,350         --                 24,988

Jeffrey S. Jolly ................................   2002     177,500        31,063        4,600               41,414
Vice President and Chief Information Officer ....   2001     170,000        85,000        1,294               47,660
                                                    2000     150,000        57,000         --                 58,556


(1)  Bonuses are reported for the year earned, regardless of the year paid.

(2) For Mr. Alexander, this amount includes the following: $2,750 under the Retirement Savings and Investment Plan; $1,479 in administrative fees under the Cash Balance Pension Plan; $135,000 awarded under the Long-Term Incentive Plan; and $19,284 for insurance. For Mr. Dunn, this amount includes the following: $2,750 under the Retirement Savings and Investment Plan; $1,479 in administrative fees under the Cash Balance Pension Plan; $70,125 awarded under the Long-Term Incentive Plan; and $11,602 for insurance. For Mr. Eastin, this amount includes the following: $2,750 under the Retirement Savings and Investment Plan; $1,479 in administrative fees under the Cash Balance Pension Plan; $66,300 awarded under the Long-Term Incentive Plan; and $11,455 for insurance. For Mr. Plante, this amount includes the following: $2,625 under the Retirement Savings and Investment Plan; $1,479 in administrative fees under the Cash Balance Pension Plan; $26,250 awarded under the Long-Term Incentive Plan; and $2,584 for insurance. For Mr. Jolly, this amount includes the following: $2,663 under the Retirement Savings and Investment Plan; $1,479 in administrative fees under the Cash Balance Pension Plan; $26,625 awarded under the Long-Term Incentive Plan; and $10,647 for insurance.

1997 LONG-TERM INCENTIVE PLAN
We adopted a non-qualified, unfunded long-term incentive plan for officers and key employees, effective October 1, 1997. Awards are based on a percentage of base pay and are subject to the achievement of certain performance criteria, including our ability to earn sufficient funds and make cash distributions on our units with respect to each fiscal year. Awards vest over time with one third vesting at the ends of years three, four, and five from the award date. Long-Term Incentive Plan awards earned in fiscal year 2002 were as follows:


                                      PERFORMANCE OR
                                       OTHER PERIOD        POTENTIAL AWARDS UNDER PLAN
                           AWARD     UNTIL MATURATION      ---------------------------
NAME                       FY 2002      OR PAYOUT       THRESHOLD     TARGET     MAXIMUM
----                       -------   ----------------   ---------     ------     -------

Mark A. Alexander         $135,000         3-5  Years        $  0   $135,000    $135,000
Michael J. Dunn, Jr.        70,125         3-5  Years           0     70,125      70,125
David R. Eastin             66,300         3-5  Years           0     66,300      66,300
Robert M. Plante            26,250         3-5  Years           0     26,250      26,250
Jeffrey S. Jolly            26,625         3-5  Years           0     26,625      26,625


RETIREMENT BENEFITS
The following table sets forth the annual benefits upon retirement at age 65 in 2002, without regard to statutory maximums, for various combinations of final average earnings and lengths of service which may be payable to Messrs. Alexander, Dunn, Eastin, Plante and Jolly under the Pension Plan for Eligible Employees of the Operating Partnership and its Subsidiaries and/or the Suburban Propane Company Supplemental Executive Retirement Plan. We have assumed each such plan and each such person will be credited for service earned under such plan to date. Messrs. Alexander, Dunn, and Eastin have 6 years, 5 years and 3 years, respectively, under both plans. For vesting purposes, however, Mr. Alexander has 18 years combined service with Suburban and his prior service with Hanson Industries. Messrs. Plante and Jolly have 25 years and 5 years, respectively, under the Pension Plan. They are currently limited to IRS statutory maximums for defined benefit plans.



                                  PENSION PLAN
     ANNUAL BENEFIT FOR YEARS OF CREDITED SERVICE SHOWN (1),(2),(3),(4),(5)

AVERAGE
EARNINGS             5 YRS.       10 YRS.      15 YRS.     20 YRS.       25 YRS.       30 YRS.      35 YRS.
--------             ------       -------      -------     -------       -------       -------      -------
$100,000              7,888        15,775       23,663      31,551        39,438        47,326       55,214
$200,000             16,638        33,275       49,913      66,551        83,188        99,826      116,464
$300,000             25,388        50,775       76,163     101,551       126,938       152,326      177,714
$400,000             34,138        68,275      102,413     136,551       170,688       204,826      238,964
$500,000             42,888        85,775      128,663     171,551       214,438       257,326      300,214

(1)  The Plans' definition of earnings consists of base pay only.

(2) Annual Benefits are computed on the basis of straight life annuity amounts. The pension benefit is calculated as the sum of (a) plus (b) multiplied by
     (c) where (a) is that portion of final average earnings up to 125% of social security Covered Compensation times 1.4% and (b) is that portion of final average earnings in excess of 125% of social security Covered Compensation times 1.75% and (c) is credited service up to a maximum of 35 years.

(3) Effective January 1, 1998, the Plan was amended to a cash balance benefit formula for current and future Plan participants. Initial account balances were established based upon the actuarial equivalent value of the accrued December 31, 1997 prior plan benefit. Annual interest credits and pay-based credits will be credited to this account. The 2002 pay-based credits for Messrs. Alexander, Dunn, Eastin, Plante and Jolly are 3.0%, 2.0%, 1.5%, 10.0% and 2.0%, respectively. Participants as of December 31, 1997 will receive the greater of the cash balance benefit and the prior plan benefit through the year 2002. It should also be noted that the Plan was amended effective January 1, 2000. Under this amendment, individuals who are hired or rehired on or after January 1, 2000 will not be eligible to participate in the Plan.

(4) In addition, a supplemental cash balance account was established equal to the value of certain benefits related to retiree medical and vacation benefits. An initial account value was determined for those active employees who were eligible for retiree medical coverage as of April 1, 1998 equal to $415 multiplied by years of benefit service (maximum of 35 years). Future pay-based credits and interest are credited to this account. The 2002 pay-based credits for Messrs. Alexander, Dunn, Eastin, Plante and Jolly are 2.0%, 0.0%, 0.0%, 2.0% and 0.0%, respectively.

(5) Effective January 1, 2003, all future pay-based credits as determined under the cash balance benefit formula has been discontinued. Interest credits will continue to be applied based on the five-year U.S. Treasury bond rate in effect during the preceding November, plus one percent.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
We have adopted a non-qualified, unfunded supplemental retirement plan known as the Supplemental Executive Retirement Plan (the "SERP"). The purpose of the SERP is to provide certain executive officers with a level of retirement income from Suburban, without regard to statutory maximums. Effective January 1, 1998, the Pension Plan for Eligible Employees of Suburban Propane, L.P. (the "Qualified Plan") was amended and restated as a cash balance plan. In light of the conversion of the Qualified Plan to a cash balance formula, the SERP has been amended and restated effective January 1, 1998. The annual amount of the Normal Retirement Benefit payable under the SERP shall be determined as follows: (a) For Annuity Starting Dates or other determination dates on or after January 1, 1998 and prior to January 1, 2003, a Participant's Normal Retirement Benefit shall be equal to the excess of: (i) (A) the greater of a Participant's Pension benefit (determined using Average Final Compensation as defined in footnote 2 of the Retirement Benefits Section) or the accrued benefit based on the Basic Account (determined using Compensation and Excess Compensation as defined in the SERP), plus (B) the accrued benefit based on the Supplemental Account, if any (determined using Compensation and Excess Compensation as defined in the SERP); over (ii) the Participant's Pension Offset. (b) For Annuity Starting Dates or other determination dates on or after January 1, 2003, a Participant's Normal Retirement Benefit shall be equal to the excess of: (i) (A) the greater of a Participant's Pension benefit determined as of January 1, 2003 (based on
Compensation,  Benefit Service,  and all other relevant factors as of January 1,
2003) or the  accrued  benefit  based on the  Basic  Account  (determined  using
Compensation and Excess Compensation as defined in the SERP), plus (B) the accrued benefit based on the Supplemental Account, if any (determined using Compensation and Excess Compensation as defined in the SERP); over (ii) the Participant's Pension Offset. Messrs. Alexander, Dunn, and Eastin currently participate in the SERP.

EMPLOYMENT AGREEMENT
We entered into an employment agreement (the "Employment Agreement") with Mr. Alexander, which became effective March 5, 1996 and was amended October 23, 1997 and April 14, 1999.

Mr. Alexander's Employment Agreement had an initial term of three years, and automatically renews for successive one-year periods, unless earlier terminated by us or by Mr. Alexander or otherwise is terminated in accordance with the

Employment Agreement. The Employment Agreement for Mr. Alexander provides for an annual base salary of $450,000 as of September 28, 2002 and provides for Mr. Alexander to earn a bonus up to 100% of annual base salary (the "Maximum Annual Bonus") for services rendered based upon certain performance criteria. The Employment Agreement also provides for the opportunity to participate in benefit plans made available to our other senior executives and senior managers. We also provide Mr. Alexander with term life insurance with a face amount equal to three times his annual base salary. If a "change of control" (as defined in the Employment Agreement) of Suburban occurs and within six months prior thereto or at any time subsequent to such change of control Suburban terminates the Executive's employment without "cause" or the Executive resigns with "good reason" or the Executive terminates his employment during the six month period commencing on the six month anniversary and ending on the twelve month anniversary of a "change of control", then Mr. Alexander will be entitled to (i) a lump sum severance payment equal to three times the sum of his annual base salary in effect as of the date of termination and the Maximum Annual Bonus, and
(ii) medical benefits for three years from the date of such termination. The Employment Agreement provides that if any payment received by Mr. Alexander is subject to the 20% federal excise tax under Section 4999 of the Internal Revenue Code, the payment will be grossed up to permit Mr. Alexander to retain a net amount on an after-tax basis equal to what he would have received had the excise tax not been payable.

Mr. Alexander also participates in the SERP, which provides retirement income which could not be provided under our qualified plans by reason of limitations contained in the Internal Revenue Code.

SEVERANCE PROTECTION PLAN FOR KEY EMPLOYEES
Our officers and key employees are provided with employment protection following a "change of control" as defined in the Severance Protection Plan. This plan provides for severance payments equal to sixty-five (65) weeks of base pay and target bonuses for such officers and key employees following a "change of control" and termination of employment. Pursuant to their Severance Protection Agreements, Messrs. Dunn, Eastin, Plante and Jolly have been granted severance protection payments of seventy-eight (78) weeks of base pay and target bonuses following a "change in control" and termination of employment in lieu of participation in the Severance Protection Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In connection with our recapitalization in 1999, the General Partner acquired the general partner interests from Millennium Chemicals Inc. for $6.0 million (the "GP Loan") which was borrowed under a private placement with Mellon Bank N.A. ("Mellon"). In connection with the GP Loan, the Operating Partnership entered into an agreement with Mellon under which the Operating Partnership was required (and had the right) to purchase the note evidencing the GP Loan in the event of a default under the GP Loan by the General Partner. The Operating Partnership agreed to maintain sufficient borrowing availability under its available lines of credit to enable it to repurchase the GP Note in these circumstances. If the Operating Partnership elected or was required to purchase the GP Note from Mellon, the Operating Partnership had the right to cause up to all of the Common Units deposited by management in a trust (amounting to 596,821 Common Units) to be forfeited and cancelled (and to cause all of the related distributions to be forfeited), regardless of the amount paid by the Operating Partnership to purchase the GP Note. In August 2002, the General Partner repaid the remaining balance of the GP Loan to Mellon and, as a result, all of the arrangements described above terminated.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date regarding the beneficial ownership of units and incentive distribution rights by each person or group known by us (based upon filings under Section 13(d) or (g) under the Exchange Act) to own beneficially more than 5% thereof, each member of the Board, each executive officer named in the Summary Compensation Table and all members of the Board and executive officers as a group. Except as set forth in the notes to the table, the business address of each person in the table is c/o Suburban, One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206. Each individual or entity listed below has sole voting and investment power over the units reported, except as noted below.


                                                                  AMOUNT AND NATURE OF          PERCENT
TITLE OF CLASS             NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP         OF CLASS
--------------             ------------------------                --------------------         --------
Common Units               Mark A. Alexander (a)                                 29,000              *
                           Michael J. Dunn, Jr. (a)                                   0              -
                           David R. Eastin                                       11,000              -
                           Robert M. Plante                                      12,262              -
                           Jeffrey S. Jolly                                       3,000              -

                           John Hoyt Stookey                                     11,519              *
                           Harold R. Logan, Jr.                                  15,064              *
                           Dudley C. Mecum                                        5,634              *
                           Mark J. Anton (b)                                      4,600              *
                           All Members of the Board
                           of Supervisors and Executive
                           Officers as a Group (13 persons)                     133,641              *

                           Goldman, Sachs & Co. (c)                           1,709,003           6.9%
                           85 Broad Street                                 Common Units
                           New York, NY  10004

Incentive                  Suburban Energy Services
Distribution Rights        Group LLC                                                N/A            N/A


*    Less than 1%.

(a) Excludes the following numbers of Common Units as to which the following individuals deferred receipt as described below: Mr. Alexander - 243,902 and Mr. Dunn - 48,780. In connection with our recapitalization in 1999, members of the General Partner elected to defer receipt of a total of
     596,821 Common Units issuable to them until the date the GP Loan was repaid. These Common Units were held in trust pursuant to a Compensation Deferral Plan, and the individuals who deferred receipt had no voting or investment power over these Common Units until they were distributed by the trust. The GP Loan was repaid in full in August 2002. With the exceptions noted below, the deferred units were distributed to the members of the General Partner in January 2003 in accordance with the terms of the Compensation Deferral Plan and now may be voted and/or freely traded. Messrs. Alexander and Dunn elected to further defer receipt of their deferred units (totaling 292,682 Common Units) until January 2008. As a consequence, their deferred units will remain in the trust until that time and they will have no voting or investment power over these deferred units. In the interim, however, Messrs. Alexander and Dunn have elected to receive the quarterly cash distributions on these deferred units. Notwithstanding the foregoing, if a "change of control" of Suburban occurs (as defined in the Compensation Deferral Plan), all of the deferred Common Units (and any related distributions) held in the trust automatically will become distributable to Messrs. Alexander and Dunn.

(b) Mr. Anton shares voting and investment power over 3,600 Common Units with his wife and over 1,000 Common Units with Lizmar Partners, L.P., a family owned limited partnership of which he is its general partner.

(c) Holder reports having shared voting power with respect to all of the Common Units and shared dispositive power with respect to all of the Common Units.

                          FIVE YEAR PERFORMANCE GRAPH(1)

The following graph compares the performance of our common units with the performance of the New York Stock Exchange Index (the "NYSE Market Index") and a peer group index for the period of the five fiscal years commencing September 27, 1997. The graph assumes that at the beginning of the period, $100 was invested in each of (1) our common units, (2) the NYSE Index, and (3) the peer group, and that all distributions or dividends were reinvested.

We do not believe than any published industry or line-of-business index accurately reflects our business. Accordingly, we have created a special peer group index consisting of the four other propane-marketing companies whose common units are publicly traded on the New York Stock Exchange. Our peer group index includes the common units of the following companies: Ferrellgas Partners, L.P., AmeriGas Partners, L.P., Star Gas Partners, L.P., and Heritage Propane Partners, L.P.



(NOTE:  THIS TABLE IS  REPRESENTED  BY A GRAPH  WHICH HAS BEEN  OMITTED  FOR THE
ELECTRONIC FILING.)

                                    1997       1998        1999       2000       2001       2002
                                    ----       ----        ----       ----       ----       ----
SUBURBAN PROPANE PARTNERS, L.P.    100.00     108.48      124.50     154.12     192.15     227.01
PEER GROUP INDEX                   100.00      95.87      90.38      102.15     136.05     151.97
NYSE MARKET INDEX                  100.00     102.94      122.91     140.75     116.93      97.36




(1) The performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that Suburban incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                    EXHIBIT A

                         SUBURBAN PROPANE PARTNERS, L.P.

                         CHARTER OF THE AUDIT COMMITTEE


The management of Suburban Propane Partners L.P. (the "Partnership") is responsible for the preparation, integrity and objectivity of the Partnership's financial statements and for establishing and maintaining a system of internal accounting and disclosure controls. It is the responsibility of the independent auditors to express an opinion as to the conformance of the Partnership's financial statements with generally accepted accounting principles based upon their audit. The Audit Committee is a standing committee of the Board of
Supervisors (the "Board"). Its primary function is to assist the Board in fulfilling its oversight responsibilities relating to the Partnership's financial statements and other financial information; compliance with applicable laws, regulations, and its code of conduct; the independence and qualifications of the independent auditor; management's establishment of and adherence to a system of internal accounting and disclosure controls; and the performance of the internal audit function and independent auditors. The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Partnership and may retain, at the Partnership's expense, outside counsel, auditors or other experts to assist it.

MEMBERSHIP
----------

The Audit Committee shall be comprised of not fewer than three non-management members of the Board, all of whom in the judgement of the Board meet the standards of independence and other qualifications established by the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). All members of the Audit Committee shall meet the financial literacy requirements of the SEC and the NYSE. In addition, at least one member of the Audit Committee shall be considered an "Audit Committee Financial Expert" as defined by the SEC.

AUTHORITY AND RESPONSIBILITIES
------------------------------

The following shall be the usual recurring activities of the Audit Committee to assist the Board in fulfilling the oversight responsibilities described above. The Audit Committee may modify these activities (consistent with the requirements of the SEC and the NYSE) as particular circumstances warrant.

Specifically, the Audit Committee shall, to the extent required or deemed appropriate:

o Provide a direct and independent line of communication between the internal auditor, the independent auditors, and the Board.

o Report regularly to the Board regarding any issues that arise with respect to the Partnership's financial statements or other financial information, compliance with applicable laws, regulations, and the code of conduct; independence and qualifications of the independent auditor; and the performance of the independent and internal auditors.

o Retain, terminate, evaluate and oversee the principal independent auditors in a manner that is consistent with the standards of independence and other qualifications established by the Sarbanes-Oxley Act, the SEC and the NYSE. Pre-approve all auditing services and permitted non-audit services

     (including the fees and terms thereof), subject to the de minimis exception under the federal securities laws. At least annually, obtain and review a report by the independent auditor describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Partnership.

o Review and confirm the independence of the independent auditors by obtaining written statements (as set forth in Independence Standards Board Standard No. 1) from the independent auditors concerning any relationships between the auditors and the Partnership or any other relationships, including the provision of non-audit services, that may adversely affect the independence of the auditors and assess the independence of the independent auditor.

o Set clear hiring policies for employees or former employees of the independent auditors.

o Review and approve the appointment, annual compensation and replacement of the Partnership's internal auditor.

o Review, in consultation with the independent auditors and the internal auditor, the scope and plan of the external audit and the scope and plan of the work to be done by the internal auditor.

o    Discuss  with  management  and  the  independent   auditor  the  effect  of
     regulatory and accounting initiatives.

o Receive periodic reports from the Chief Financial Officer or the Controller on accounting developments and issues, particularly those for which there is a proposal for significant change.

o Discuss earnings press releases (including the use of non-GAAP financial measures) prior to their release.

o    Review with management and the independent auditors:

          - The Partnership's annual and quarterly financial statements and related footnotes and the independent auditors' report thereon, including the effect of off-balance sheet structures on the
               Partnership's financial statements and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Partnership's annual and quarterly reports to be filed with the SEC.

          - Any difficulties or disputes with management encountered by the independent auditors during the course of the audit or interim reviews and any instances of second opinions sought by management.

          - The critical accounting policies and estimates used in preparing the financial statements of the Partnership.

          - Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted difference.

          - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          - Any certification regarding the financial statements and other financial information of the Partnership to be filed with the SEC by the Partnership's senior executive and financial officers.

          - Any fraud, whether or not material, that involves management or other employees who have a significant role in the Partnership's internal controls.

          - Other matters related to the conduct of the external audit, which are required to be communicated to the committee under Statement on Auditing Standards (SAS) No. 61 (Communications with Audit Committees) and SAS No. 90 (Audit Communications).

          - Other matters related to the Partnership's interim financial results to be included in the quarterly reports to be filed with the SEC and the matters to be communicated under SAS No. 71 (Interim Financial Information) and SAS No. 90.

o Consider and review with management, the independent auditors, and the internal auditor the effectiveness of the Partnership's system of internal controls over financial reporting, disclosure controls and procedures, and the safeguarding of assets, including any significant deficiencies which could adversely affect the Partnership's ability to record, process, summarize and report financial data.

o Review the significant findings of the independent auditors and the internal auditor.

o Establish procedures for processing complaints regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters or discrimination or harassment alleged to result from employees' complaints regarding such matters.

o Inquire of management, the independent auditors, the internal auditor and the General Counsel about the Partnership's risk assessment and risk management policies, including the Partnership's major financial risk exposure and the steps management has taken to monitor and mitigate such risks.

o Review and investigate any matters pertaining to the integrity of management, conflicts of interest, or adherence to standards of business conduct as required by the Partnership's policies. Review and retain sole authority to approve any requests for waivers of compliance with the Partnership's code of conduct by senior management.

o Obtain advice and assistance from the Partnership's General Counsel and outside legal, accounting and other advisors regarding compliance with laws, regulations and internal procedures, contingent liabilities and risks that may be material to the Partnership.

o Review the Audit Committee Charter periodically to ensure that it meets all applicable legal and NYSE requirements, and recommend revisions, if necessary, to the Board.

o Prepare the report required by the rules of the SEC to be included in the Partnership's Tri-Annual Proxy Statement.

o Conduct an evaluation of the Audit Committee's performance at least annually.

MEETING
-------

The Committee shall convene at least four times each year with and without management present. On a regular basis, the Audit Committee shall convene separately with the independent auditors and the internal auditor. The Committee may request any officer or employee of the Partnership to participate in a Committee meeting or to meet with any members of, or advisors to, the Committee.

REPORTING
---------

Formal meeting minutes shall be maintained, distributed to Committee members, and filed with the Corporate Secretary. Also, the Committee Chairman shall provide regular oral reports to the Board.

Suburban Propane Partners, L.P.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8643
EDISON, NJ 08818-8643




                              VOTER CONTROL NUMBER



                              --------------------




                  2003 Tri-Annual Meeting of Limited Partners
                           Date:   April 23, 2003
                           Time:   9:00 a.m. Local Time
                           Place:  One Suburban Plaza
                                   240 Route 10 West
                                   Whippany, New Jersey 07981



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------
                                                                        7512
[ X ] Please mark votes as in this example.


-------------------------------           Please mark box on right if an
SUBURBAN PROPANE PARTNERS, L.P.           address change/comment has been
-------------------------------           made on the reverse side of this
                                          card.                            [  ]
1. Election of Elected
   Supervisors
   (Please see reverse)       FOR         WITHHELD

                    FOR ALL                       IF MARKED, VOTE
                    NOMINEES                      IS WITHHELD FROM
                    LISTED    [  ]          [  ]  ALL NOMINEES LISTED


    [  ]   --------------------------------------------------------
           For, except vote withheld from the following nominee(s):




                    Note: Please sign exactly as name appears to the left. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please also give your full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.



Signature: _______________ Date: _____    Signature: _______________ Date: _____

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                         SUBURBAN PROPANE PARTNERS, L.P.

p            PROXY FOR 2003 TRI-ANNUAL MEETING OF LIMITED PARTNERS
R       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF SUPERVISORS
O
X
Y

The undersigned hereby appoints each of Mark A. Alexander and Michael J. Dunn, Jr., proxy and attorney in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned and to vote as specified on the reverse side all common units of Suburban Propane Partners, L.P. which the undersigned is entitled to vote at the Tri-Annual Meeting of Limited Partners on April 23, 2003 or any adjournments or postponements thereof.

Please mark, sign, date and return this proxy card promptly in the enclosed envelope provided.

Nominees:
John Hoyt Stookey
Harold R. Logan, Jr.
Dudley C. Mecum

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL LISTED, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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